UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported):  May 24, 2001
                                                            ------------


                                  VSOURCE, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)




     Delaware                      000-30326                    77-0557617
     --------                      ---------                    ----------
(State of incorporation)          (Commission                (I.R.S. Employer
                                  File Number)            Identification Number)


           5740 Ralston Street, Suite 110, Ventura, California  93003
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code:  (805) 677-6720
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Item  5.     Other  Events.
             -------------

     On May 24, 2001, Vsource, Inc. (the "Registrant") entered into an agreement to purchase substantially all of the assets of NetCel360 Holdings Limited. The press release of the Registrant dated as of May 24, 2001 regarding the acquisition is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item  7.          Financial  Statements  and  Exhibits.
                  ------------------------------------

(c)     Exhibits.
        --------

99.1     Press  Release  of  Vsource,  Inc.  dated  as  of  May  24,  2001.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   VSOURCE,  INC.
                                   (Registrant)


Dated:  May  24,  2001             By:  /s/  Sandford  T.  Waddell
                                        --------------------------
                                        Sandford  T.  Waddell
                                        Chief  Financial  Officer

                                  EXHIBIT INDEX


Exhibit  No.            Description
------------            -----------

99.1                    Press  Release


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